Supplement to

Calvert SOCIAL INVESTMENT FUND (“CSIF”) BOND PORTFOLIO

Calvert Income Funds Prospectus Class A, B, C, O and Y

dated January 31, 2010, as revised May 28, 2010

Calvert Income Funds Prospectus Class I (Institutional)

dated January 31, 2010, as revised June 22, 2010

Date of Supplement: December 3, 2010

Under “Investments, Risks and Performance – Principal Investment Strategies” in the Fund Summary for CSIF Bond Portfolio, add the following before the paragraph entitled “Sustainable and Socially Responsible Investing” (page 29 of Class A, B, C, O and Y Prospectus; and page 15 of Class I (Institutional) Prospectus):

The Fund may also use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts for the purpose of managing the duration of the Fund.

Under “Investments, Risks and Performance – Principal Risks” in the Fund Summary for CSIF Bond Portfolio, add the following at the end of the section, after the paragraph entitled “Active Trading Strategy Risk” (page 30  of Class A, B, C, O and Y Prospectus; and page 16 of Class I (Institutional) Prospectus):

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.